Exhibit 10.1

CONFORMED COPY

AMENDMENT TO  TERM LOAN AGREEMENT

AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”), dated as of January 15, 2008, among IBM INTERNATIONAL GROUP B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of The Netherlands (the “Borrower”) with corporate seat in Amsterdam, the Netherlands, the several banks and other financial institutions from time to time parties thereto (the “Lenders”), MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”), DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as Documentation Agent (in such capacity, the “Documentation Agent”), and LEHMAN COMMERCIAL PAPER, INC., as Syndication Agent (in such capacity, the “Syndication Agent”, and, together with the Administrative Agent and the Documentation Agent, the “Agents” and each an “Agent”).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS the Borrower, the Lenders from time to time party thereto, and the Agents are parties to a Term Loan Agreement, dated as of May 25, 2007 (the “Credit Agreement”); and

WHEREAS, the parties hereto wish to enter into certain amendments regarding the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.          Amendments to the Credit Agreement.

The definition of “Net Available Proceeds” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “$13,000,000,000” appearing in clause (ii) thereof and inserting the text “$14,500,000,000” in lieu thereof.

II.            Miscellaneous Provisions.

1.             In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Amendment Effective Date (as defined below) both before and after giving effect to this Amendment and (ii) all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects on the Amendment Effective Date both before after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.             This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement.

3.             This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.             THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.             This Amendment shall become effective on the date (the “Amendment Effective Date”)  (x) the Borrower, the Administrative Agent and the  Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and (y) the Guarantor shall have signed an acknowledgment consenting to the Borrower entering into this Amendment and, in each case, shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: Omer Duru (facsimile number: 212-354-8113 / email: oduru@whitecase.com).

6.             From and after the Amendment Effective Date, all references in the Credit Agreement and the Guaranty Agreement shall be deemed to be references to the Credit Agreement and the Guaranty Agreement, as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

IBM INTERNATIONAL GROUP B.V.

By:	/s/ John P. Gianukakis
Title: Director

MORGAN STANLEY SENIOR FUNDING, INC.,
Individually and as Administrative Agent

By:	/s/ Stephen B. King
Title: VP

DEUTSCHE BANK AG CAYMAN ISLANDS
BRANCH, Individually and as Documentation Agent

By:	/s/ Oliver Schwarz
Title: Director

By:	/s/ Stefan Freckmann
Title: Vice President

LEHMAN COMMERCIAL PAPER, INC.,
Individually and as Syndication Agent

By:	/s/ Ahuva Schwager
Title: Authorized Signatory

IBM - First Amendment

SIGNATURE PAGE TO THE AMENDMENT TO
TERM LOAN AGREEMENT, DATED AS OF
JANUARY 15, 2008, AMONG IBM
INTERNATIONAL GROUP B.V., THE
LENDERS FROM TIME TO TIME PARTY
THERETO MORGAN STANLEY SENIOR
FUNDING, INC., AS ADMINISTRATIVE
AGENT, DEUTSCHE BANK AG CAYMAN
ISLANDS BRANCH, AS DOCUMENTATION
AGENT, AND LEHMAN COMMERCIAL
PAPER, INC., AS SYNDICATION AGENT

NAME OF INSTITUTION:

LEHMAN BROTHERS HOLDINGS INC.

By:	/s/ Gregory L. Smith
Title: Managing Director

LEHMAN BROTHERS BANK, FSB

By:	/s/ Janine M. Shugan
Title: Authorized Signatorys

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa
Title: Associate Director

By:	/s/ Mary E. Evans
Title: Associate Director

IBM - First Amendment

THE BANK OF TOKYO – MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH

By:	/s/ Lillian Kim
Title: Authorized Signatory

BNP PARIBAS

By:	/s/ Richard DaCosta
Title: Director

By:	/s/ Berangere Allen
Title: Vice President

JP MORGAN CHASE BANK, N.A.

By:	/s/ John Kowalczuk
Title: Vice President

BARCLAYS BANK PLC

By:	/s/ Nicholas Bell
Title: Director

MERRILL LYNCH COMMERCIAL FINANCE CORP.

By:	/s/ David Millett
Title: Vice President

IBM - First Amendment

The undersigned, being the Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Amendment, hereby consents to the entering into of the Amendment.

INTERNATIONAL BUSINESS MACHINES
CORPORATION, as Guarantor

By:	/s/ Martin Schroeter
Title: Treasurer

IBM - First Amendment